Exhibit 10.2

Execution Version

_____________ 2026

Veraxa Biotech GmbH
(as Pledgor)

and

HBC Collateral Agent LLC
(as Collateral Agent)

PLEDGE OF IP RIGHTS AGREEMENT

Maximilianstrasse 13
80539 Munich, Germany
Tel: +49.89.2080.3.8000

www.lw.com

Contact: Dr. Christian Jahn

- i -

This PLEDGE AGREEMENT regarding Intellectual Property Rights (the “Agreement”) is made among:

(1)	Veraxa Biotech GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany, with its registered seat in Im Neuenheimer Feld 584, 69120 Heidelberg and registered with the commercial register at the local court of Mannheim under registration number HRB 740261 as pledgor (the “Pledgor”); and

(2)	HBC Collateral Agent LLC, a Delaware limited liability company, with business address at c/o Hudson Bay Capital Management LP 290 Harbor Drive, 3rd Floor, Stamford, CT 06902, USA, acting in its capacities as collateral agent for the benefit of the Holders (as defined below) (the “Collateral Agent”).

WHEREAS:

(A)	Veraxa Biotech AG a public limited company organized under the Laws of Switzerland with offices located at Talacker 35, 8001 Zurich, Switzerland (“Veraxa Biotech AG”) and Veraxa Biotech Holding AG, a company limited by shares organized under the Laws of Switzerland with offices located at Talacker 35, 8001 Zurich, Switzerland (the “Issuer”) have entered into a securities purchase agreement dated May on or about the date of this Agreement (the “Securities Purchase Agreement”) with Voyager Acquisition Corp., a Cayman Islands exempted company with offices located at 131 Concord Street, Brooklyn, NY 11201 (“Voyager”) and certain investors as buyers (the “Initial Holders”) relating to the offering of up to USD 27,500,000 aggregate principal amount of senior secured notes and designated as the Issuer’s “Senior Secured Notes due 2027” (the “Notes”).

(B)	VERAXA Biotech AG is party to a certain business combination agreement (as the same may be amended, restated or supplemented from time to time, the “Merger Agreement”), dated April 22, 2025, by and among the Issuer, Voyager, and the other parties thereto, pursuant to which, among other things, (i) Voyager will merge with and into Veraxa Cayman Merger Sub, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Merger Sub”), with Merger Sub surviving such merger and (ii) the VERAXA Biotech AG will merge with and into the Issuer, with the Issuer surviving such merger as a publicly traded company (collectively, the “deSPAC Transaction”).

(C)	The Pledgor is a 100% subsidiary of VERAXA Biotech AG.

(D)	It is a condition under the Securities Purchase Agreement that the Pledgor enters into certain security agreements, including the pledge of its rights and claims relating to its IP Rights (as defined below) to the Collateral Agent as security for its respective claims against the Issuer under and in connection with the Notes.

(E)	The Parties are aware that IP Rights (as defined below) enjoy protection not only in Germany, but in each country or state according to each local law applicable to them and that any pledge of IP Rights is subject to such local laws. This Agreement purports to pledge IP Rights in all countries and states worldwide but it is governed by German law. The pledge of IP Rights effected hereunder is valid, binding and enforceable in respect of the IP Rights to the extent they are protected in Germany but there is uncertainty whether the pledge is valid, binding and enforceable in other countries. If such other countries or states have specific requirements for a valid pledge of IP Rights, the pledge should be effected by an agreement governed by the law of that country or state.

IT IS AGREED as follows:

1.	Definitions and Interpretation

1.1	Unless otherwise defined in this Agreement, words and expressions defined in the Securities Purchase Agreement or the Notes shall have the same meaning when used in this Agreement; furthermore, in this Agreement:

“Ancillary Rights” has the meaning set forth in the definition of IP Rights below.

“Business Days” means a day (other than a Saturday or Sunday) on which banks are open for general business in Heidelberg and New York City.

“Collateral Assets” means any and all IP Rights and all other assets of the Pledgor over which security interests will be created under this Agreement.

“Community Plant Variety” has the meaning as provided for in The Council of the European Union Regulation (EC) No. 2100/94 of 27 July 1994 on Community plant variety rights.

“Default” means any Default or Event of Default (as each such term is defined in the Notes) under the Notes.

“EU Trade Mark” has the meaning as provided for in article 1 of regulation (EU) No. 2017/1001 of the European Parliament and of the Council of 14 July 2017 on the European Union trade mark.

“European Union Design” has the meaning as provided for in article 1 of The Council Regulation (EC) No. 6/2002 of 12 December 2001 on European Union designs.

“Excluded IP Licenses” means the exclusive rights of the Pledgor set out in Schedule 1 Part 3 (List of IP Rights: Exclusive Rights of Use).

“Group” means the Issuer and each of its subsidiaries from time to time.

“Holders” means the Initial Holders and each future holder of any of the Notes.

“IP Register” means

(a)	the German Patent and Trade Mark Office (Deutsches Patent- und Markenamt);

(b)	the European Patent Office (Europäisches Patentamt);

(c)	the European Union Intellectual Property Office (Amt der Europäischen Union für geistiges Eigentum);

(d)	the Community Plant Variety Office (Gemeinschaftliches Sortenamt);

(e)	the World Intellectual Property Organisation (WIPO);

(f)	the United States Patent and Trademark Office; and

(g)	any other relevant authority in or outside of Germany to which this Agreement or the pledges and assignments made hereunder may be notified.

“IP Rights” means:

(a)	any patents (Patente), supplementary protection certificates (ergänzende Schutzzertifikate), utility models (Gebrauchsmuster), plant variety rights (Sortenschutzrechte), trade marks (Marken), good will, service marks (Dienstleistungszeichen), designs and design rights (Designs), business names (Firmennamen und geschäftliche Bezeichnungen), copyrights (Urheberrechte) and neighbouring rights (verwandte Schutzrechte), database rights (Datenbankrechte), topographical rights (Topographierechte), domain names (Domainnamen), inventions (Erfindungen), confidential information, know-how (Know-How) and other intellectual property rights (Gewerbliche Schutzrechte) and interests (which may now or in the future subsist anywhere in the world), whether registered or unregistered and whether acquired by law, by use or otherwise; and

(b)	the benefit of all applications and licenses and/or other rights to use and/or otherwise exploit such assets of the Pledgor (which may now or in the future subsist), other than the Excluded IP Licenses, including but not limited to those rights listed in Schedule 1 (List of IP Rights), and in each case together with

(i)	any interests and all ancillary rights (Neben-, Hilfs- und Vorzugsrechte) pertaining thereto (the “Ancillary Rights”) or any surrogates for any of such IP Rights and Ancillary Rights, as well as

(ii)	all present and future security rights and ancillary rights pertaining to the IP Rights over which security interests are not created for the benefit of the Collateral Agent by operation of law (the “Independent Ancillary Rights”)

and where the relevant IP Right has not yet been registered, IP Right shall mean all rights resulting from and related to the filing or application with the relevant authority of such rights.

“Notes Documents” means the Securities Purchase Agreement, the Notes and the other Transaction Documents (as defined in the Securities Purchase Agreement).

“Parties” means the parties to this Agreement.

“Permitted Intellectual Property License” means any license granted in the ordinary course of business on arm’s length terms over the Permitted IP, provided such license was not entered into upon the occurrence of a Default that had not been cured or waived.

“Permitted IP” means the IP Rights listed in Schedule 2 (Permitted IP).

“Pledges” means the pledges created pursuant to Clause 2.1 (Pledges of IP Rights).

“Registered European Union Design” has the meaning as provided for in article 1 para. 2 lit. b) of The Council Regulation No. 6 | 2002 of 12 December 2001 on the registered European Union design.

“Secured Claims” means all present, future, actual and/or contingent claims (Ansprüche) of whatever nature of the Collateral Agent against the Issuer under or in connection with the Notes Documents (as amended, supplemented or restated from time to time and including, without limitation, any increase of existing or introduction of new payment obligations or extension of term) including, without limitation, claims of the Collateral Agent under any guarantee, abstract acknowledgement of debt (abstraktes Schuldanerkenntnis) or other form of parallel debt and any claims based on unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt).

“Security Interests” means the Pledges and any and all other security interests (Sicherheiten) created under this Agreement.

1.2	Any reference in this Agreement to a defined document is a reference to that defined document as amended (however fundamentally), supplemented, novated, restated or superseded from time to time.

1.3	A reference to any person in this Agreement includes such person’s successors, transferees and assignees.

1.4	Whenever in this Agreement reference is made to the Collateral Agent, such reference shall be deemed to be a reference to the Collateral Agent acting as trustee for the benefit of the Holders, unless otherwise provided herein.

1.5	Where the context so permits, the singular includes the plural and vice versa.

1.6	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.7	“Promptly” means without undue delay (unverzüglich) within the meaning of Section 121 para. 1 German Civil Code.

1.8	This Agreement is made in the English language. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail throughout this Agreement.

2.	Security Interests

2.1	Pledges of IP Rights

The Pledgor hereby pledges (verpfändet) to the Collateral Agent all of its IP Rights.

2.2	Acceptance

The Collateral Agent hereby accepts the Pledges created pursuant to Clause 2.1 (Pledges of IP Rights).

2.3	Independent Pledges

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges.

2.4	Tangible Assets

The Pledgor hereby transfers to the Collateral Agent title to the documents evidencing or necessary to identify the content, scope, protection, defence or enforcement of the pledged IP Rights, including without limitation any registration certificate and any physical embodiment of know-how or other intangible IP Rights, and undertakes to promptly transfer title to such documents relating to any future IP Rights once such documents have been issued or otherwise created, and the Collateral Agent hereby accepts such transfer. Notwithstanding the aforementioned transfer of title to the documents, the Pledgor shall be entitled to hold the documents in gratuitous custody for and on behalf of the Collateral Agent (unentgeltliche Verwahrung) in order to enable the Pledgor to exploit the IP Rights and to assert all rights and fulfil all obligations as owner thereof vis-à-vis third parties subject to revocation during a Default which is continuing. The Pledgor hereby further assigns all present and future claims for surrender (Herausgabeansprüche) against third parties having actual possession of such documentation to the Collateral Agent, who accepts such assignment. The Pledgor undertakes to deliver to the Collateral Agent all the aforementioned documentation relating to its IP Rights upon request by the Collateral Agent, who is entitled to determine which documents it requests in accordance with Section 315 German Civil Code once a Default is reasonably anticipated or suspected.

2.5	Further acts and other Collateral Assets

(a)	The Pledgor shall promptly inform the Collateral Agent, if, based upon a valuation of the Collateral Assets which is to be performed regularly, after the end of each fiscal year of the Pledgor, Collateral Assets which are exclusively subject to any law other than German law (a “Foreign Law”) exceed the aggregate nominal value of EUR 5,000,000.

(b)	The Pledgor shall, subject to Clause 5(a), promptly perform (or procure the performance of) all such further acts and things and execute and deliver (or procure the execution and delivery of) such documents at its own cost and expenses as may be required for the purpose of giving full effect to any Foreign Law governed Security Interests created under this Agreement in the Collateral Assets or, if such perfection is not possible, to establish security over the relevant Collateral Assets under the relevant Foreign Law which comes as close as possible to the intended Security Interests under German law.

(c)	Subject to paragraph (d) and (e) below, if and to the extent that a security interest over Collateral Assets which are subject to Foreign Law is not perfected or established in accordance with applicable law, the Pledgor hereby grants the Collateral Agent the unrestricted, royalty-free, exclusive, perpetual, world-wide, irrevocable, transferable and sub-licensable right to use its relevant IP Right subject to the Permitted Intellectual Property License granted by the Pledgor prior to an enforcement in accordance with Clause 11 (Enforcement). The right to use such Collateral Assets shall include any pecuniary rights (vermögensrechtliche Befugnisse) relating to the Collateral Assets and the right to use, copy, publish and disseminate such Collateral Assets, grant sublicenses, lease, perform, display, make publicly available and broadcast such Collateral Asset or its subject matter as appropriate, with or without naming the author, as well as the right to rework and modify, in particular shorten such Collateral Asset or its subject matter, transform it into other types of work, combine it with other works and intellectual property and to create derivative works and use such modified or derivative works in any manner. The right to use shall extend to any known analogue or digital forms of use as well as any types of use not yet known or discovered as at the time of this Agreement. The Collateral Agent hereby accepts such license.

(d)	The right to use the Collateral Assets granted to the Collateral Agent under paragraph (c) above shall be subject to the same provisions and conditions as the preservation, protection and realisation of the other Security Interests, including, without limitation, Clause 11 (Enforcement).

(e)	The Collateral Agent acknowledges that the Permitted Intellectual Property License granted by the Pledgor prior to an enforcement may continue to exist also after an enforcement of the Security Interests or right to use granted under paragraph (c) above.

3.	Security purpose

The Security Interests of the Collateral Agent are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims of the Collateral Agent. The Security Interests shall also cover any future extension (Erweiterung) of the Secured Claims and the Pledgor herewith expressly agrees that the provisions of Section 1210 para. 1 sentence 2 German Civil Code shall not apply to this Agreement.

4.	Information

4.1	Regular Reporting on IP Rights

(a)	The Pledgor shall, at the date hereof and thereafter (i) within twenty (20) Business Days after the end of each of its financial years and, in addition, (ii) at any time upon the request of the Collateral Agent (acting reasonably) deliver to the Collateral Agent lists substantially in the form of Schedule 1 (List of IP Rights) containing all IP Rights covered by this Agreement as at the date to which the IP Rights update schedule relates, and information reasonably requested by the Collateral Agent regarding the IP Rights, including but not limited to the respective name, and, as far as the rights are registered or an application is filed, the country/organisation of registration, filing and (if available) registration date and number of application and registration and (if available) publication.

(b)	The lists may be delivered to the Collateral Agent in electronic form, or in such other form as may be agreed between the Collateral Agent and the Pledgor provided that the Collateral Agent may in its reasonable discretion request a computer print-out in addition to any other form.

(c)	The lists referred to in this Clause 4.1 are for notification purposes only and if for any reason whatsoever the relevant IP Rights are not, or are incompletely contained in the lists presented then the pledge of the IP Rights shall not be affected thereby.

(d)	The obligations of the Pledgor to provide information in relation to the IP Rights pursuant to the terms of this Agreement shall not require the Pledgor to act in violation of data protection laws, in particular, but not limited to the General Data Protection Regulation (GDPR) (EU) 2016/679 and the Federal Data Protection Act (Bundesdatenschutzgesetz).

5.	Notification of Third Parties and registration

(a)	The Collateral Agent is hereby authorised (bevollmächtigt) by the Pledgor to arrange for registration of the Collateral Agent as pledgee of the IP Rights in the relevant IP Registers. The Collateral Agent will only exercise this power of attorney if it decides (acting reasonably) that such registration is required to perfect, protect or realise the security interests, and will inform the Pledgor prior to the utilization of this power of attorney thereof and of the status of the registration proceedings.

(b)	The Pledgor undertakes to promptly file with the IP Register of the United States, Germany and the European Union at its costs such forms as necessary to perfect or protect the rights of the Collateral Agent including but not limited to registrations of the Pledges granted by it.

(c)	The Pledgor will at all times keep the Collateral Agent informed of the current registration status of its IP Rights and use reasonable endeavours to ensure that the relevant IP Register promptly and in any event within twenty (20) Business Days acknowledges receipt of the request for the recording of the pledge or other filings with the relevant IP Register required hereunder and will promptly confirm to the Collateral Agent completion of all registrations and filings requested. The Pledgor will promptly, but in any case within five (5) Business Days after receipt of the relevant confirmation send a copy of such acknowledgment to the Collateral Agent.

(d)	The Pledgor hereby authorises the Collateral Agent to provide each IP Register, upon its request in case it has doubts about the Pledges notified to it according to this Clause 5, with a copy of this Agreement.

6.	Inspection

(a)	The Collateral Agent may upon reasonable (no less than three (3) Business Days’) prior notice to the Pledgor (the “Inspection Notice Period”) inspect any documents relating to the Collateral Assets during normal business hours or have them inspected by a duly authorised representative. Upon the occurrence of a Default, the Collateral Agent may inspect such documents at any time and without prior notice to the Pledgor.

(b)	If such documents are in the possession of a third party, the Pledgor shall procure that the Collateral Agent is allowed access to inspect the documents in accordance with the terms of paragraph 6 above (such inspection, the “Third Party Inspection”), provided, that in the event such third party is unable to accommodate the Inspection Notice Period, either it or the Pledgor may solicit consent of the Collateral Agent to arrange an alternative reasonable timeline for the Third Party Inspection, which consent may not be unreasonably withheld.

7.	Bookkeeping and data-processing

7.1	Bookkeeping

If proof or documents which are necessary to identify the IP Rights have been handed over by the Pledgor to a third party (in particular a bookkeeping firm or a tax consultant), the Pledgor hereby assigns to the Collateral Agent, who hereby accepts such assignment, its right to demand from such third party the return of the information and documents. The Pledgor hereby undertakes, at the Collateral Agent’s request (acting reasonably) once a Default is reasonably anticipated or suspected, to instruct the third party to provide the Collateral Agent with such information and documents which are necessary to perfect and/or enforce the security created hereby. At all times prior to such anticipated or suspected Default, the Collateral Agent authorises the Pledgor to exercise the rights assigned to the Collateral Agent pursuant to this Clause 7.

7.2	Electronic data processing and bookkeeping by third parties

If information concerning the IP Rights or any part thereof have been stored in an electronic data-processing system, then, at the Collateral Agent’s request (acting reasonably) once a Default is reasonably anticipated or suspected, the Pledgor shall allow the Collateral Agent access to the computer, including the peripheral equipment and all data concerning the IP Rights or such part thereof. Moreover, software operators shall be made available insofar as so required, and any assistance required shall be provided to the Collateral Agent. If a third party handles the electronic processing of data and with effect from the Collateral Agent’s above request, the Pledgor hereby assigns to the Collateral Agent, who hereby accepts such assignment, all rights against such third party relating to these services, and instructs such third party to handle the processing of data for the Collateral Agent upon its request (acting reasonably) as it did for the Pledgor, in which case the Pledgor shall be given access to any data it requires in its ordinary course of business.

8.	Authorisation

(a)	Unless, provided that a Default has occurred that has not been cured or waived, the Collateral Agent gives notice to the contrary to the Pledgor, the Pledgor shall, subject to the provisions of the Notes, have the right, in the ordinary course of business, to exploit the Collateral Assets, to assert all rights and to fulfil all obligations as owner (or applicant), i.e. to exercise all rights and powers in respect of Collateral Assets, collect and enforce all claims which are part of the IP Rights and to otherwise use the IP Rights in the ordinary course of business, and to grant, enter into, perform, amend, supplement, renew, extend, waive or terminate the Permitted Intellectual Property License.

(b)	For all purposes associated with this Agreement, the Pledgor hereby releases the Collateral Agent from the restrictions on self-dealing under Section 181 German Civil Code.

9.	Representations and Warranties

The Pledgor represents and warrants to the Collateral Agent with respect to its Collateral Assets that:

(a)	it is duly incorporated, validly existing, and neither unable to pay its debts as and when they fall due (zahlungsunfähig), nor over-indebted (überschuldet) or subject to imminent illiquidity (drohende Zahlungsunfähigkeit) (all within the meaning of sections 17 to 19, inclusive, German Insolvency Act (Insolvenzordnung)) nor subject to any insolvency proceedings (Insolvenzverfahren) or any other similar proceedings under any other applicable jurisdiction and that no petition for the commencement of insolvency proceedings has been filed against it;

(b)	it has obtained all necessary authorisations (including all corporate power and resolutions, such as shareholders’ resolution and/or a management board resolution approving the terms of this Agreement, each if necessary) to enter into and perform the obligations under this Agreement;

(c)	the lists contained in Schedule 1 Part 1 (List of IP Rights: Ownership) show all the registered IP Rights owned by the Pledgor at the date hereof;

(d)	it is the sole owner of the IP Rights except for those contained in Schedule 1 Part 2 (List of IP Rights: Co-Ownership) or Part 3 (List of IP Rights: Exclusive Rights of Use) which it purports to pledge under this Agreement and the pledgeability of such IP Rights is not restricted in any way (other than by operation of mandatory law);

(e)	the lists contained in Schedule 1 Part 2 (List of IP Rights: Co-Ownership) show all the IP Rights jointly held by the Pledgor and other co-owners as specified therein at the date hereof;

(f)	it is a co-owner of the IP Rights contained in Schedule 1 Part 2 (List of IP Rights: Co-Ownership); the pledgeability of its rights and title in such IP Rights is not restricted in any way (other than by operation of mandatory law);

(g)	the lists contained in Schedule 1 Part 3 (List of IP Rights: Exclusive Rights of Use) show all the exclusive rights of use held by the Pledgor at the date hereof;

(h)	none of the IP Rights is subject to any encumbrance save as permitted under the Securities Purchase Agreement or the Notes;

(i)	Schedule 1 (List of IP Rights) is on the date of this Agreement a correct and complete list of the IP Rights which are registered for the Pledgor or for which registration has been applied for the Pledgor existing on such date and no IP Rights have been registered and/or applied for registration in favour of the Pledgor other than those listed in Schedule 1 (List of IP Rights) to this Agreement;

(j)	all IP Registers’ fees relating to its IP Rights have been paid when due.

10.	Undertakings

The Pledgor undertakes to the Collateral Agent:

(a)	to inform the Collateral Agent promptly of any attachments (Pfändung) in respect of the Collateral Assets pledged or transferred by it or any part thereof or any other measures which may impair or jeopardise the Collateral Agent’s rights or interests relating thereto. In the event of an attachment relating to its Collateral Assets, the Pledgor undertakes to promptly forward to the Collateral Agent a copy of the attachment order (Pfändungsbeschluss), the garnishee order (Überweisungsbeschluss) and all other documents necessary for a defense against the attachment. The Pledgor shall promptly inform the attaching creditor of the Collateral Agent’s security interests;

(b)	to take all actions or make all declarations the Collateral Agent may require for perfecting, protecting or enforcing the Security Interests at the Pledgor’s own costs and expenses;

(c)	not to create or permit to subsist any encumbrance over all or any of the Collateral Assets pledged or assigned by it or any interest therein or otherwise sell, assign, transfer or dispose of, or license or sublicense any rights under or in respect of the whole or any part of such Collateral Assets or any interest therein (including, for the avoidance of doubt, any transfer by means of universal or partial succession (Gesamtrechtsnachfolge, partielle Gesamtrechtsnachfolge)) other than as permitted under the Notes, including the Permitted Intellectual Property License;

(d)	to take all necessary steps for the maintenance of the Collateral Assets and the registration of the IP Rights pledged or assigned by it (including without limitation those set out in Schedule 1 (List of IP Rights) hereto), including the payment of any annual or renewal fees (Jahres- oder Verlängerungsgebühren) or application fees (Anmeldegebühren) to the relevant IP Register or the relevant authorities in connection with such IP Rights, for the compliance with any other necessary formalities, requirements or other proceedings before the relevant IP Register or the relevant authority and unless otherwise agreed upon between the Pledgor and the Collateral Agent in writing prior to the payment of the relevant annual or renewal fees or application fees (such agreement may be contained in any of the Notes Documents), except, if the Pledgor using the care of a prudent businessman (Sorgfalt eines ordentlichen Kaufmanns) decides to abandon or no longer maintain some of the IP Rights in the ordinary course of business;

(e)	to procure that any and all Collateral Assets created or acquired by it after the date of this Agreement will be pledged or assigned to the Collateral Agent in accordance with the terms of this Agreement;

(f)	upon reasonable request of the Collateral Agent, to provide to the Collateral Agent:

(i)	extracts from the IP Register where an IP Right is registered;

(ii)	copies of the documents from the IP Register confirming the registration of an IP Right or the granting of an IP Right;

(iii)	copies of filed application for registration of an IP Right;

(iv)	proof of the due and punctual payment of any fees and costs that need to be paid in order to maintain the IP Rights; and

(v)	any other information in relation to the IP Rights; and

(g)	to keep safe and readily available all its records concerning the Collateral Assets to enable the Collateral Agent to determine the status thereof.

11.	Enforcement

11.1	Enforcement

If and when the requirements set forth in Sections 1273 para. 2, 1204 et seq. German Civil Code with regard to the enforcement of pledges are met (Pfandreife), the Collateral Agent may realise the Security Interests (or any part thereof):

(a)	to the extent the IP Rights have a market value within the meaning of Section 1235 German Civil Code, by way of transferring or licensing the IP Rights in its own name or in the name of the relevant Pledgor and grant commercially reasonable discounts or indulgence to debtors or third parties acquiring or licensing the IP Rights and enter into commercially reasonable settlement agreements;

(b)	to the extent the IP Rights do not have a market value within the meaning of Section 1235 German Civil Code, by way of disposing of the IP Rights by way of public auction (öffentliche Versteigerung); and

(c)	by way of taking all measures permitted by law that are necessary or appropriate to enforce this Agreement and to realise the Security Interests,

in any case notwithstanding Section 1277 German Civil Code and without obtaining an enforceable judgment or other instrument (vollstreckbarer Titel).

11.2	Notification

The Collateral Agent shall give the Pledgor one (1) week’s prior written notice of its intention to realise the Security Interests. However, such notice is not necessary to the Pledgor who has ceased to make payments, if an application for the institution of insolvency proceedings or similar proceedings is filed by or against it, if there is reason to believe that observance of the notice period will materially and adversely affect the security interest of the Collateral Agent or if otherwise inappropriate (untunlich) in the meaning of Section 1234 para. 1 German Civil Code.

11.3	Collateral Agent’s discretions

The Collateral Agent may determine in its sole discretion which part of the Security Interests shall be realised to satisfy the Secured Claims. Section 1230 sentence 2 German Civil Code shall not apply.

11.4	Assistance by Pledgor

If the Collateral Agent seeks to realise the Security Interests pursuant to, and in accordance with Clause 11 (Enforcement), the Pledgor shall, at its own expense, render forthwith all assistance reasonably necessary in order to facilitate the prompt realisation of the Collateral Assets, any part thereof and/or the exercise by the Collateral Agent of any other right it may have under German law.

11.5	Proceeds

The Collateral Agent shall be entitled to treat the proceeds resulting from the enforcement of the Security Interests as additional collateral for the Secured Claims or apply such proceeds towards the satisfaction of the Secured Claims in accordance with the relevant provisions of the Securities Purchase Agreement.

11.6	No subrogation of claims

If the Pledges are enforced or if the Pledgor has discharged any of the Secured Claims (or any part of them), Section 1225 of the German Civil Code (legal subrogation of claims to a pledgor - Forderungsübergang auf den Verpfänder) shall not apply and no rights of the Collateral Agent shall pass to the Pledgor by subrogation or otherwise.

12.	Limitation of enforcement

(a)	The Collateral Agent agrees not to enforce the Pledges granted by the Pledgor if and to the extent that:

(i)	the Pledges secure the obligations or liabilities of:

(A)	a member of the Group that is not a direct or indirect Subsidiary of the Pledgor; or

(B)	a direct or indirect Subsidiary of the Pledgor if and to the extent the Pledges secure obligations or liabilities of a member of the Group that is not a direct or indirect Subsidiary of the Pledgor

(an “Up-Stream or Cross-Stream Security”); and

(ii)	the Pledgor demonstrates pursuant to paragraph (b) below that the enforcement otherwise had the effect of:

(A)	reducing the net assets (Reinvermögen) calculated in accordance with the accounting principles as consistently applied and the jurisprudence from time to time of the German Federal Supreme Court (Bundesgerichtshof) relating to the protection of liable capital under Sections 30 and 31 of the German Limited Liability Companies Act (“GmbHG”) (as amended from time to time) (the “Net Assets”) of the Pledgor to an amount which is less than the amount required to maintain its stated share capital (Stammkapital); or

(B)	increasing an existing shortage of its stated share capital.

provided that, for the purposes of the calculation of the enforceable amount (if any):

(I)	the amount of any increase of the stated share capital (Stammkapital) of the Pledgor after the date of this Agreement out of retained earnings shall be deducted from the stated share capital (Stammkapital) unless the Collateral Agent has granted its prior written consent to such increase of the stated share capital;

(II)	in case the stated share capital (Stammkapital) of the Pledgor is not fully paid in, the amount by which the stated share capital (Stammkapital) exceeds the amount of the share capital paid in shall be deducted from the stated share capital (Stammkapital);

(III)	loans provided to the Pledgor shall be disregarded if and to the extent such loans are made (A) by a direct or indirect shareholder of the Pledgor or any member of the Group and (B) a waiver (Erlass) of such loan is possible and permitted under the Notes Documents and would not result in the managing director of the creditor of such loan incurring a risk of personal liability; and

(IV)	loans and other liabilities incurred by the Pledgor in wilful or grossly negligent violation of the provisions of the Notes Documents shall be disregarded.

(b)	Subject to paragraph (d) below, the limitations set out in the preceding paragraph shall only apply if and to the extent that:

(i)	within fifteen (15) Business Days following the receipt by the Pledgor of a notice from the Collateral Agent stating that the Collateral Agent intends to enforce the Pledges (the “Enforcement Notice”) the Pledgor has confirmed in writing to the Collateral Agent:

(A)	to what extent the Pledges are an Up-Stream or Cross-Stream Security; and

(B)	of the amount of such Up-Stream or Cross-Stream Security which cannot be enforced as it would otherwise cause its Net Assets to fall below its stated share capital or increase an existing shortage of its stated share capital(setting out in reasonable detail to what extent the share capital would fall below the stated share capital or an increase of an existing shortage would occur, providing an up-to-date pro forma balance sheet and reasonable supporting detail) (the “Management Determination”);

the Management Determination shall be prepared as of the date of the receipt of the Enforcement Notice. The Collateral Agent shall be entitled to enforce the Pledges in an amount which would, in accordance with the Management Determination, not cause the Pledgor’s Net Assets to fall below its stated share capital or increase an existing shortage of its stated share capital; and

(ii)	if the Collateral Agent notifies the Pledgor that it disagrees with the Management Determination, within twenty (20) Business Days following such notice the Pledgor has provided the Collateral Agent (at the cost of the Pledgor) with a determination by auditors of international standard and reputation (the “Auditor’s Determination”) appointed by the Pledgor of the amount that would have been necessary on the date of the receipt of the Enforcement Notice to maintain its stated share capital or to avoid the increase of an existing shortage of its stated share capital. The Auditor’s Determination shall be prepared in accordance with the accounting principles as consistently applied and shall include an up-to-date balance sheet of the Pledgor and shall contain further information (in reasonable detail) relating to the items to be adjusted pursuant to paragraph (a) above. The Collateral Agent shall only be entitled to enforce the Pledges in an amount which on the basis of the Auditor’s Determination (or pending its delivery, on the basis of the Management Determination) can be enforced in compliance with the limitations set out in paragraph (a) above.

(c)	If the Collateral Agent disagrees with the Auditor’s Determination, it shall notify the Pledgor accordingly. The Collateral Agent shall only be entitled to enforce the Pledges up to the amount which on the basis of the Auditor’s Determination can be enforced in compliance with the limitations set out in paragraph (a) above. In relation to the amount which is disputed by the Collateral Agent, it shall be entitled to further pursue the right to enforce the Pledges in court.

(d)	If the Pledges were enforced without limitation because the Management Determination and/or the Auditor’s Determination (as the case may be) was not delivered within the relevant time frame but is then subsequently delivered, the Collateral Agent shall, upon written demand of the Pledgor (such demand to be made no later than three (3) months (Ausschlussfrist) after the enforcement of the Pledges granted by the Pledgor), repay to the Pledgor any amount received by it from the enforcement of the Pledges which is necessary to maintain the Pledgor’s stated share capital or to avoid the increase of an existing shortage of its stated share capital, calculated as of the date of the receipt of the Enforcement Notice.

(e)	Where the Pledgor claims in accordance with the provisions of paragraphs (b) and (d) above that the Pledges can only be enforced in a limited amount, it shall within three (3) months upon request of the Collateral Agent realise, to the extent lawful and at arm’s length terms, any and all of its assets that are shown in its balance sheet with a book value (Buchwert) that is significantly lower than their market value to the extent such assets are not necessary for its business (nicht betriebsnotwendig). After the expiry of the earlier of (i) the expiry of such three (3) months’ period and (ii) the realisation of such assets, the Pledgor shall, within three (3) Business Days, notify the Collateral Agent of the amount of the net proceeds from the sale and submit a statement with a new calculation of the amount of the Net Assets of the Pledgor taking into account such proceeds. Such calculation shall, upon the Collateral Agent’s request (acting reasonably), be confirmed by the Pledgor’s auditor within a period of twenty (20) Business Days following the request.

(f)	The limitations set out in this Clause 12 shall only apply:

(i)	to the extent the Pledgor is not a party to a domination and/or profit and loss transfer agreement (Beherrschungs- und/oder Gewinnabführungsvertrag), unless the existence of such domination and/or profit and loss transfer agreement (Beherrschungs- und/oder Gewinnabführungsvertrag) does not lead to the inapplicability of Section 30 sub-section 1 sentence 1 GmbHG; and

(ii)	if the Pledgor has complied with its obligations pursuant to paragraphs (b) and (e) above; and

(iii)	to the extent that the Pledges do not secure any funds or guarantees which have been on-lent to, or issued for, the benefit of the Pledgor or any of its Subsidiaries and such amounts on-lent or such guarantees have not been repaid or returned prior to the receipt of the Enforcement Notice; and

(iv)	to the extent the Pledgor will not acquire a valuable consideration or recourse claim (vollwertiger Gegenleistungs- oder Rückgewähranspruch) against any of its direct or indirect shareholders at the time of the demand pursuant to paragraph (b) above.

(g)	The limitations set out in this Clause 12 shall not apply if and to the extent that they are not necessary for the purposes of protecting the Pledgor’s directors from any liability under Sections 30, 43 GmbHG.

(h)	No reduction of the amount enforceable under this Clause 12 in accordance with the above limitations will prejudice the rights of the Collateral Agent to continue enforcing such Pledges (subject always to the restrictions set out in this Clause 12 above at the time of such enforcement) until full and irrevocable satisfaction of the amounts owing under the Secured Claims.

13.	Independent and continuing security

This Agreement shall create an independent and continuing security interest and no change or amendment whatsoever in any Notes Document or in any document or agreement related to it, nor (in deviation from Section 418 German Civil Code) any assumption of debt (Schuldübernahme) in relation to the Secured Claims, shall affect the validity or the scope of this Agreement or the obligations which are imposed on the Pledgor pursuant to it.

14.	Release (Sicherheitenfreigabe)

14.1	Satisfaction of Secured Claims

After the Secured Claims have been satisfied in full, the Pledges will expire by operation of law. Upon request of the Pledgor, the Collateral Agent will confirm the expiration of the Pledges to the Pledgor as a matter of record and it shall reassign and retransfer to the Pledgor, which shall accept such re-assignment, all other Security Interests and, in case of realisation pursuant to Clause 11 (Enforcement) hereof, surrender to the Pledgor any excess proceeds arising from the realisation of the Pledges and the originals of all documents and related information in connection with the Security Interests (the “Documents”), notwithstanding its right to keep copies of such Documents in order to comply with its internal and statutory obligations regarding the storage of documents (Aufbewahrungsfristen), at the cost and expense of the Pledgor. The Collateral Agent will, however, transfer any IP Right or excess proceeds to a third person if so required by law.

14.2	Excessive collateral

If, at any time, the total value of the security interests created under the Notes Documents and realisable on enforcement (the “Realisable Value”) exceeds 110 % of the Secured Claims (the “Limit”) not only temporarily, the Collateral Agent shall on demand of the Pledgor release such Security (Sicherheitenfreigabe) as the Collateral Agent reasonably taking into account the legitimate interests of the Pledgor deems fit so as to reduce the Realisable Value to the Limit. If VAT (Umsatzsteuer) is chargeable on any action taken by the Collateral Agent in enforcing the security interests, the Limit shall be increased by the amount of VAT payable by the Collateral Agent.

15.	Waiver of defences

The Pledgor hereby expressly waives all defences pursuant to Sections 770 paras. 1 and 2, 1211, 1273 German Civil Code; in case of the defence of set-off (Einrede der Aufrechenbarkeit) save to the extent that the Pledgor and/or the Issuer is in a position to discharge its Secured Claims by way of set-off of claims that are either undisputed or have been the subject of a final court judgment against claims of the Collateral Agent.

16.	Liability and Indemnity

16.1	Liability for damages

The Collateral Agent shall not be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of gross negligence or wilful misconduct of the Collateral Agent.

16.2	Indemnification

The Pledgor will indemnify the Collateral Agent and keep the Collateral Agent indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Collateral Agent as a result of any breach of the Pledgor of any of its obligations or undertakings herein contained unless incurred by or made against the Collateral Agent as a result of gross negligence or wilful misconduct of the Collateral Agent.

17.	Costs and expenses

(a)	The Pledgor shall promptly on demand pay (or procure payment) to the Collateral Agent the full amount of all costs, charges, fees and expenses (including fees for legal advisers) payable pursuant to Section 670 German Civil Code.

(b)	Furthermore, the Pledgor shall promptly on demand pay (or procure payment) to the Collateral Agent the full amount of all reasonably documented costs, charges, fees and expenses (including fees for legal advisers)

(i)	reasonably incurred by it in connection with the preparation, negotiation, execution, notarisation and performance of this Agreement; and

(ii)	incurred by it in connection with the enforcement of this Agreement, or any waiver in relation thereto,

together in each case with any applicable value added tax or other taxes.

18.	Assignment

This Agreement shall be binding upon the Parties and their respective successors in law. If and when the Pledges have been transferred to a third party by operation of law due to a transfer of the Secured Claims in accordance with the Notes Documents, the Collateral Agent shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties in accordance with the Securities Purchase Agreement provided that the assignee accepts to be bound by the terms of this Agreement. The Pledgor shall not be entitled to transfer its rights to any third party without the prior written consent of the Collateral Agent.

19.	Partial invalidity

If any provision of this Agreement should be or become invalid or unenforceable in whole or in part, this shall not affect the validity or enforceability of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by such valid and enforceable provision or agreement which best meets the intended purpose of the provision required to be replaced. The same shall apply in the event that this Agreement does not contain a provision which it needs to contain in order to achieve the intended economic purpose as expressed herein.

20.	Amendments

Unless otherwise required by mandatory law, changes and amendments to this Agreement (including to this Clause 20) must be made in writing.

21.	Waivers

No failure or delay by the Collateral Agent in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy. The Notes Documents shall not limit or exclude any statutory legal remedies.

22.	Notices and their language

22.1	Contact Details

Any notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered personally, or sent by mail or e-mail to the following addresses:

For the Pledgor	Veraxa Biotech GmbH
Address:	Im Neuenheimer Feld 584, 69120 Heidelberg, Germany

Email:	antz@veraxa.com
Attention:	Christoph Antz

For the Collateral Agent:

Address:	HBC Collateral Agent LLC
c/o Hudson Bay Capital Management LP
290 Harbor Drive, 3rd Floor
Stamford, CT 06902
USA
Email:	notices@hightrailcap.com
hbc.pc.am@hudsonbaycapital
Attention:	Eric Helenek

or to such other address as the recipient may notify or may have notified to the other party in writing.

22.2	English language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Collateral Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

23.	Governing law; jurisdiction

(a)	This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with German law.

(b)	The courts of Frankfurt am Main, Germany, shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement).

24.	Conclusion of this Agreement (Vertragsschluss)

(a)	This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures (including by way of Electronic Signing (as defined below)) on the counterparts were on a single copy of this Agreement. The Parties may choose to conclude this Agreement by an exchange of signed (including by way of electronic signing which can also be made, among other options, by (i) signing the document via electronic means on a mobile or other device of whatsoever nature; and/or (ii) adding or pasting a scanned or electronic signature to the signature block on the relevant signature page either manually or by use of software(including, for the avoidance of doubt, DocuSign, Adobe Sign or any other e-signature-application) (in each case an “Electronic Signing”)) signature page(s), transmitted by any means of telecommunication (telekommunikative Übermittlung), such as by way of electronic photocopy (.pdf, .tif, etc.) to an e-mail.

(b)	If the Parties to this Agreement choose to conclude this Agreement pursuant to (a) above, they will transmit the signed signature page(s) of this Agreement to Latham & Watkins LLP, Maximilianstr. 13, 80539 Munich, Germany, Dr. Christian Jahn (Christian.Jahn@lw.com) and/or Johanna Wörle (Johanna.Woerle@lw.com) (each a “Recipient”). The Agreement will be considered concluded once one Recipient has received the signed signature page(s) (Zugang der Unterschriftsseite(n)) from all Parties (whether by way of fax, electronic photocopy or other means of telecommunication) and at the time of the receipt of the last outstanding signature page(s) by a Recipient.

(c)	For the purposes of this Clause 24 only, the Parties to this Agreement appoint each Recipient as their attorney (Empfangsvertreter) and expressly allow (gestatten) each Recipient individually to collect the signed (including by way of Electronic Signing) signature page(s) from all and for all Parties to this Agreement. For the avoidance of doubt, each Recipient will have no further duties connected with its position as Recipient. In particular, each Recipient may assume the conformity to the authentic original(s) of the signature page(s) transmitted to it by means of telecommunication, the genuineness of all signatures on the original signature page(s) and the signing authority of the signatories.

(d)	The Parties will provide the Recipients with wet-ink signature pages without undue delay after signing of this Agreement.

SCHEDULE 1

List of IP Rights

Part 1

Patents (including applications):

VERAXA Ref.	Jurisdiction	Application Nr. and date	Registration Nr. and date	Short description	Registered owner	Actual owner if not registered
BHIP-C22-10WOCA	Canada	CA3230774 (9/5/22)	N/A	NOVEL AMINOACYL-TRNA SYNTHETASE VARIANTS FOR GENETIC CODE EXPANSION IN EUKARYOTES	Veraxa Biotech GmbH	N/A
BHIP-C22-10WOCN	China	CN118339280 (9/5/22)	N/A	NOVEL AMINOACYL-TRNA SYNTHETASE VARIANTS FOR GENETIC CODE EXPANSION IN EUKARYOTES	Veraxa Biotech GmbH	N/A
BHIP-C22-10WOEP	Europe	EP4399283 (9/5/22)	N/A	NOVEL AMINOACYL-TRNA SYNTHETASE VARIANTS FOR GENETIC CODE EXPANSION IN EUKARYOTES	Veraxa Biotech GmbH	N/A
BHIP-C22-10WOJP	Japan	JP2024532537 (9/5/22)	N/A	NOVEL AMINOACYL-TRNA SYNTHETASE VARIANTS FOR GENETIC CODE EXPANSION IN EUKARYOTES	Veraxa Biotech GmbH	N/A
BHIP-C22-10WOKR	South Korea	KR20240099150 (9/5/22)	N/A	NOVEL AMINOACYL-TRNA SYNTHETASE VARIANTS FOR GENETIC CODE EXPANSION IN EUKARYOTES	Veraxa Biotech GmbH	N/A
BHIP-C22-10WOUS	USA	US 18/689,286 (9/5/22)	N/A	NOVEL AMINOACYL-TRNA SYNTHETASE VARIANTS FOR GENETIC CODE EXPANSION IN EUKARYOTES	Veraxa Biotech GmbH	N/A

BHIP-C22-11EP4	Europe[1]	EP22197947.9A (9/27/22)	EP4186529 (7/9/25)	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A
BHIP-C22-11WOEP	Europe	EP4437005 (11/24/24)	N/A	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A
BHIP-C22-11WOAU	Australia	AU2022395626 (11/24/24)	N/A	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A
BHIP-C22-11WOCN	China	CN118613508 (11/24/24)	N/A	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A
BHIP-C22-11WOCA	Canada	CA3238627 (11/24/24)	N/A	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A
BHIP-C22-11WOKR	South Korea	KR20240105469 (11/24/24)	N/A	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A

[1]	Validated in AU, BE, CH, DE, DK, ES, FR, GB, IE, IT, NL and SE.

BHIP-C22-11WOJP	Japan	JP2024543916 (11/24/24)	N/A	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A
BHIP-C22-11WOUS	USA	US 18/713,445 (11/24/24)	N/A	IMPROVED ANTIBODY-PAYLOAD CONJUGATES (APCS) PREPARED BY SITE-SPECIFIC CONJUGATION UTILIZING GENETIC CODE EXPANSION	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOAU	Australia	AU20240300552 (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOBR	Brasil	Not known yet (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOCA	Canada	CA3297779 (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOCN	China	CN121646574 (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A

BHIP-C22-12WOEP	Europe	EP24745454.9 (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOHK	HongKong	Not known yet (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOIL	Israel	IL325469 (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOIN	India	IN202617010132 (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOJP	Japan	Not known yet (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOKR	South Korea	KR20260046464 (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A

BHIP-C22-12WOSG	Singapore	Not known yet (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-12WOUS	USA	Not known yet (7/25/24)	N/A	HYDROPHILIC TRANS-CYCLOOCTENE (HYTCO) COMPOUNDS, CONSTRUCTS AND CONJUGATES CONTAINING THE SAME	Veraxa Biotech GmbH	N/A
BHIP-C22-17WOEP	Europe[2]	EP2516468A1 (12/23/10)	EP2516468B1 (10/31/2012)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-17WOEPHK	HongKong	HK1172910A1 (12/23/10)	HK1172910B (5/3/2013)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-17WOBR	Brazil	BR112012015740 (12/23/10)	BR112012015740 (4/25/17)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-17WOCA	Canada	CA2785178A1 (12/23/10)	CA2785178C (9/3/19)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-17WOCN	China	CN102770453A (12/23/10)	CN102770453B (10/8/14)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH

[2]	Validated in AL, AT, BE, CH, DE, DK, ES, FI, FR, GB, HR, HU, IE, IS, IT, LT, LU, LV, MC, MK, MT, NL, NO, SE and SI

BHIP-C22-17WOEA	EA3	EA027502A1 (12/23/10)	EA027502B1 (8/31/2017)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-17WOIN	IN	IN2012DN06084 (12/23/10)	IN328198	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-17WOJP	JP	JP5944831A (12/23/10)	JP5944831B2 (7/5/16)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-17WOUS	US	US13/518,799 (12/23/10)	US9023996B2 (5/5/15)	ANTI-FLT3 ANTIBODIES AND METHODS OF USING THE SAME	Synimmune GmbH	Veraxa Biotech GmbH
BHIP-C22-18WO	WIPO	PCT/EP2026/055663 (3/2/26)	N/A	BIPARTITE TARGETING AGENT-PAYLOAD CONJUGATES	Veraxa Biotech GmbH	N/A
BHIP-C22-19WO	WIPO	PCT/EP2025/088272 (12/19/25)	N/A	IMPROVED ANTI-CD3 ANTIBODIES	Veraxa Biotech GmbH	N/A
BHIP-C22-20EP	Europe	EP26165009.7 (3/16/26)	N/A	IMPROVED SPLIT T CELL ENGAGING ANTIBODIES	Veraxa Biotech GmbH	N/A
BHIP-C22-21WO	WIPO	PCT/EP2025/088925 (12/23/25)	N/A	NOVEL TCO-FUNCTIONALIZED GLYCAN ENGINEERED IMMUNOGLOBULIN MOLECULES AND NOVEL ANTIBODY PAYLOAD CONJUGATES	Veraxa Biotech GmbH	N/A
BHIP-C22-22EP	Europe	EP25175568.2 (5/10/25)	N/A	IMPROVED PRODUCTION OF SPLIT ANTIBODIES	Veraxa Biotech GmbH	N/A
BHIP-C22-23EP	Europe	EP25211422.8 (10/27/25)	N/A	PREDICTION AND TREATMENT METHODS FOR PATIENTS HAVING A HEMATOLOGY MALIGNANCY	Veraxa Biotech GmbH	N/A
BHIP-C22-24EP	Europe	EP26165010.5 (3/16/26)	N/A	RECOMBINANT BINDING PROTEINS SPECIFIC FOR EpCAM AND CDH3 TO ENGAGE T-CELLS	Veraxa Biotech GmbH	N/A

[3]	Validated in AM, AZ, BY, KG, KZ, MD, RU, TJ and TM.

BHIP-C22-25EP	Europe	EP26165065.9 (3/16/26)	N/A	HER3-NEC4 BISPECIFIC ANTIBODY DRUG CONJUGATES	Veraxa Biotech GmbH	N/A
BHIP-C22-26EP	Europe	EP26165019.6 (3/16/26)	N/A	TETRAZINE-FUNCTIONALIZED PYRROLOBENZODIAZEPINE-DIMER PAYLOADS AND CORRESPONDING ANTIBODY PAYLOAD CONJUGATES	Veraxa Biotech GmbH	N/A

Utility Models (including applications):

None.

Trademarks (including applications):

VERAXA Ref.	Jurisdiction	Application Nr. and date	Registration Nr. and date	Trademark	Registered owner	Actual owner if not registered
BHIP-C22-TM-01/EM	European Union	018359289 (12/21/20)	018359289 (5/19/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-01/US	United States	90784943 (6/21/21)	7282793 (1/23/24)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-01/WO	WIPO	1610062 (6/21/21)	1610062 (6/21/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-01/WO-CN	China	1610062 (6/21/21)	1610062 (6/21/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-01/WO-GB	GB	1610062 (6/21/21)	1610062 (6/21/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-01/WO-IN	India	1610062 (6/21/21)	1610062 (6/21/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A

BHIP-C22-TM-01/WO-JP	Japan	1610062 (6/21/21)	1610062 (6/21/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-01/WO-KR	Korea	1610062 (6/21/21)	1610062 (6/21/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-01/WO-NO	Norway	1610062 (6/21/21)	1610062 (6/21/21)	VERAXA (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/DE	Germany	3020241100725 (5/27/24)	302024110072 (11/15/24)	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/US	US	98569862 (5/27/24)	728793 (10/14/25)	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO	WIPO	1845572 (11/26/24)	1845572 (11/26/24)	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO-CN	China	1845572 (11/26/24)	1845572 (11/26/24)	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO-EM	European Union	1845572 (11/26/24)	018359289 (11/26/24)	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO-GB	GB	1845572 (11/26/24)	1845572 (11/26/24)	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO-IN	India	1845572 (11/26/24)	N/A	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO-JP	Japan	1845572 (11/26/24)	N/A	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO-KR	Korea	1845572 (11/26/24)	N/A	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A
BHIP-C22-TM-02/WO-NO	Norway	1845572 (11/26/24)	1845572 (12/9/25)	BiTAC (wordmark)	Veraxa Biotech GmbH	N/A

Design Rights (including applications):

None.

Copyrights:

None.

Part 2

Co-Ownership

VERAXA Ref.	Jurisdiction	Application Nr. and date	Registration Nr. and date	Short description	Registered owner	Actual owner if not registered
BHIP-C22-09WOEP	Europe	EP4444356 (12/8/22)	N/A	HYDROPHILIC TETRAZINE-FUNCTIONALIZED PAYLOADS FOR PREPARATION OF TARGETING CONJUGATES	EMBL & Veraxa Biotech GmbH	Veraxa Biotech GmbH
BHIP-C22-09WOUS	USA	US 18/716,887 (12/8/22)	N/A	HYDROPHILIC TETRAZINE-FUNCTIONALIZED PAYLOADS FOR PREPARATION OF TARGETING CONJUGATES	Veraxa Biotech GmbH	Veraxa Biotech GmbH
BHIP-C22-09WOCN	China	CN118574641 (12/8/22)	N/A	HYDROPHILIC TETRAZINE-FUNCTIONALIZED PAYLOADS FOR PREPARATION OF TARGETING CONJUGATES	Veraxa Biotech GmbH	Veraxa Biotech GmbH
BHIP-C22-09WOKR	South Korea	KR20247022285 (12/8/22)	N/A	HYDROPHILIC TETRAZINE-FUNCTIONALIZED PAYLOADS FOR PREPARATION OF TARGETING CONJUGATES	Veraxa Biotech GmbH	Veraxa Biotech GmbH
BHIP-C22-09WOJP	Japan	JP 2024-534520 (12/8/22)	N/A	HYDROPHILIC TETRAZINE-FUNCTIONALIZED PAYLOADS FOR PREPARATION OF TARGETING CONJUGATES	Veraxa Biotech GmbH	Veraxa Biotech GmbH
BHIP-C22-09WOCA	Canada	CA3239713 (12/8/22)	N/A	HYDROPHILIC TETRAZINE-FUNCTIONALIZED PAYLOADS FOR PREPARATION OF TARGETING CONJUGATES	Veraxa Biotech GmbH	Veraxa Biotech GmbH
BHIP-C22-09WOAU	Australia	AU20220404647 (12/8/22)	N/A	HYDROPHILIC TETRAZINE-FUNCTIONALIZED PAYLOADS FOR PREPARATION OF TARGETING CONJUGATES	Veraxa Biotech GmbH	Veraxa Biotech GmbH

Part 3

Exclusive Rights of use

VERAXA Ref.	Licensed IP Right[4]	Owner	Licensor (if not identical with owner)	Licensee	Territorial scope of license	Limitations of license
BHIP-C22-01-WOCA	Patent CA2984045C	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-01-WOCN	Patent CN107810413	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-01-WOEP	Patent EP3289362[5]	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-01-WOEPHK	Patent HK1251660	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-01-WOIL	Patent IL255260	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-01-WOIN	Patent IN364123	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-01-WOJP	Patent JP6851982	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).

BHIP-C22-01-WOUS	Patent US10710078	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-02-WOCA	Patent CA3011349	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-02-WOCN	Patent CN108778508	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-02-WOEP	Patent EP3402596	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-02-WOEPHK	Patent HK40000713	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-02-WOJP	Patent JP7179329	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-02-WOUS	Patent US12083512	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-03-WOEP	Patent EP3515598	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).

BHIP-C22-03-WOEPHK	Patent HK40011276	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-03-WOUS	Patent US11524294	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-03-WOUS2	Patent US12179202	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-04-WOCA	Patent CA2826041	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-04-WOUS	Patent US9085514	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-04-WOJP	Patent JP 5951644	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-04-WOJP2	Patent JP 6263227	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-04-WOEP	Patent EP 2670767[6]	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).

BHIP-C22-04-WOEP2	Patent EP 3279211[7]	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-05-WOEP	Patent EP3094977[8]	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-05-WOJP	Patent JP6479022	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-05-WOUS	Patent US10519101	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-05-WOCA	Patent CA2936615	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-06WOEP	Patent EP3526338	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-06WOAU	Patent AU2017342062	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).

BHIP-C22-06WOJP	Patent JP 7277361	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-06WOCN	Patent CN110062808	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-06WOCA	Patent CA3039334	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-06WOUS	Patent US11492608	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-06WOUS2	Patent US17/954,097	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOHK	Patent HK40066164	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOEP	Patent EP3924365[9]	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOEP-2	Patent EP25207252.5	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).

BHIP-C22-07WOIL	Patent IL285405	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOIN	Patent IN202117035048	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOJP	Patent JP2022521049	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOJP-2	Patent CA3129336	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOCN	Patent JP2025025264	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOCA	Patent CN113727993	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-07WOUS	Patent US17/426,338	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-08WOAU	Patent AU2021222340	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).

BHIP-C22-08WOCA	Patent CA3167467	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-08WOCN	Patent CN115485380	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-08WOEP	Patent EP4107263	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-08WOHK2	Patent HK40087320	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-08WOKR	Patent KR20220149807	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-08WOUS	Patent US17/800,806	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).
BHIP-C22-08WOJP	Patent JP7742353	EMBL	EMBL	Veraxa Biotech GmbH	Worldwide	Exclusive; limited to microfluidic antibody screening field; EMBL retains research rights; royalties: none (equity consideration).

BHIP-C22-13WOAU	Patent AU2013208895	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOBR	Patent BR112014017182	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOCA	Patent CA2861003	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOCN	Patent CN104159923	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOEARU	Patent RU033947	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOEP3	Patent EP3907241	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOIL	Patent IL233566	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOIN	Patent IN418167	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOJP	Patent JP6408915	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.

BHIP-C22-13WOKR	Patent KR10-2100817	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOMX	Patent MX359411	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOSG	Patent SG11201403997	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOUS2	Patent US11427644	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-13WOZA	Patent ZA2014/05658	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-14WOEP	Patent EP3180361[10]	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-15WOEP	Patent EP3759135	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-15WOUS2	Patent US18/970,005	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-16WOEP	Patent EP4346885	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.

BHIP-C22-16WOUS	Patent 18/564,921	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-16WOAU	Patent AU20220281108	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-16WOCA	Patent CA3217894	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.
BHIP-C22-16WOHK	Patent HK40106922	Cherry Biolabs	Cherry Biolabs	Veraxa Biotech GmbH	Worldwide	Exclusive; subject to Morphosys target carve-out; Uni Würzburg retains research rights; royalties apply.

Schedule 2
Permitted IP

Title: DUAL ANTIGEN-INDUCED BIPARTITE FUNCTIONAL COMPLEMENTATION
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Expiration Date or Anticipated Expiration Date (if pending)
BHIP-C22-13WOAU	Australia	AU2013208895	1/14/13	Granted	1/14/33
BHIP-C22-13WOBR	Brasil	BR112014017182	1/14/13	Granted	1/14/33
BHIP-C22-13WOCA	Canada	CA2861003	1/14/13	Granted	1/14/33
BHIP-C22-13WOCN	China	CN104159923	1/14/13	Granted	1/14/33
BHIP-C22-13WOEARU	Russia (EA)	RU033947	1/14/13	Granted	1/14/33
BHIP-C22-13WOEP3	Europe	EP3907241	1/14/13	Pending	1/14/33
BHIP-C22-13WOIL	Israel	IL233566	1/14/13	Granted	1/14/33
BHIP-C22-13WOIN	India	IN418167	1/14/13	Granted	1/14/33
BHIP-C22-13WOJP	Japan	JP6408915	1/14/13	Granted	1/14/33
BHIP-C22-13WOKR	South Korea	KR10-2100817	1/14/13	Granted	1/14/33
BHIP-C22-13WOMX	Mexico	MX359411	1/14/13	Granted	1/14/33
BHIP-C22-13WOSG	Singapore	SG11201403997	1/14/13	Granted	1/14/33
BHIP-C22-13WOUS2	USA	US11427644	1/14/13	Granted	8/24/34
BHIP-C22-13WOZA	South Africa	ZA2014/05658	1/14/13	Granted	1/14/33

Title: RECOMBINANT ANTIBODY MOLECULE AND ITS USE FOR TARGET CELL RESTRICTED T CELL ACTIVATION
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Expiration Date
BHIP-C22-14WOEP	Europe	EP3180361	8/11/15	Granted*	8/11/35

Title: SPECIFIC DOSAGE REGIMEN FOR HEMIBODY THERAPY
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Anticipated Expiration Date
BHIP-C22-15WOEP	Europe	EP3759135	12/21/18	Pending	12/21/38
BHIP-C22-15WOUS2	USA	US18/970,005	12/21/18	Pending	12/21/38

Title: RECOMBINANT PROTEINACEOUS BINDING MOLECULES
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Anticipated Expiration Date
BHIP-C22-16WOEP	Europe	EP4346885	5/27/22	Pending	5/27/42
BHIP-C22-16WOUS	USA	18/564,921	5/27/22	Pending	5/27/42
BHIP-C22-16WOAU	Australia	AU20220281108	5/27/22	Pending	5/27/42
BHIP-C22-16WOCA	Canada	CA3217894	5/27/22	Pending	5/27/42
BHIP-C22-16WOHK	HongKong	HK40106922	5/27/22	Pending	5/27/42

Title: IMPROVED ANTI-CD3 ANTIBODIES
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Anticipated Expiration Date
BHIP-C22-19WO	WIPO	PCT/EP2025/088272	12/19/25	Pending	12/19/45

Title: IMPROVED SPLIT T CELL ENGAGING ANTIBODIES
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Anticipated Expiration Date
BHIP-C22-20EP	Europe	EP26165009.7	3/16/26	Pending	3/16/46

Title: IMPROVED PRODUCTION OF SPLIT ANTIBODIES
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Anticipated Expiration Date
BHIP-C22-22EP	Europe	EP25175568.2	5/10/25	Pending	5/10/45

Title: RECOMBINANT BINDING PROTEINS SPECIFIC FOR EpCAM AND CDH3 TO ENGAGE T-CELLS
VERAXA Ref.	Country	Patent/appl. number	Filing date	Status	Anticipated Expiration Date
BHIP-C22-24EP	Europe	EP26165010.5	3/16/26	Pending	3/16/46

SIGNATURES

The Pledgor

VERAXA Biotech GmbH

Signature:	Signature:

Name:	Name:
Title:	Title:

High Trail – Signature Page to IP Pledge Agreement

The Collateral Agent

HBC Collateral Agent LLC

Signature:

Name:
Title:

High Trail – Signature Page to IP Pledge Agreement

Execution Version

_____________ 2026

Veraxa Biotech AG
Veraxa Biotech Holding AG
(as Pledgors)

HBC Collateral Agent LLC
(as Collateral Agent)

and

Veraxa BioTech GmbH
(as Pledged Company)

SHARE PLEDGE AGREEMENT
(GESCHÄFTSANTEILSVERPFÄNDUNG)

Maximilianstrasse 13
80539 Munich, Germany
Tel: +49.89.2080.3.8000

www.lw.com

Contact: Dr. Christian Jahn

- i -

This SHARE PLEDGE AGREEMENT (the “Agreement”) is made

AMONG:

(1)	Veraxa Biotech AG a public limited company organized under the Laws of Switzerland with offices located at Talacker 35, 8001 Zurich, Switzerland and registered with the Swiss commercial register under registration number CHE-191.735.923 as pledgor (the “Pledgor 1”);

(2)	HBC Collateral Agent LLC, a Delaware limited liability company, with business address at at c/o Hudson Bay Capital Management LP 290 Harbor Drive, 3rd Floor, Stamford, CT 06902, USA, acting in its capacity as collateral agent for the benefit of the Holders (the “Collateral Agent”);

(3)	Veraxa Biotech Holding AG a public limited company organized under the Laws of Switzerland with offices located at Talacker 35, 8001 Zurich, Switzerland and registered with the Swiss commercial register under registration number CHE-441.201.868 as future pledgor (the “Pledgor 2” together with Pledgor 1, the “Pledgors”); and

(4)	Veraxa Biotech GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany, having its registered seat in Im Neuenheimer Feld 584, 69120 Heidelberg and registered with the commercial register at the local court of Mannheim under registration number HRB 740261 as pledged company (“Pledged Company”).

WHEREAS:

(A)	The Pledgor 1 and the Pledgor 2 have entered into a securities purchase agreement dated May [●], 2026 (the “Securities Purchase Agreement”) with Voyager Acquisition Corp., a Cayman Islands exempted company with offices located at 131 Concord Street, Brooklyn, NY 11201 (“Voyager”) and certain investors as buyers (the “Initial Holders”) relating to the offering of up to USD 27,500,000 aggregate principal amount of senior secured notes and designated as Pledgor 2’s “Senior Secured Notes due 2027” (the “Notes”).

(B)	The Pledgor 1 is party to a certain business combination agreement (as the same may be amended, restated or supplemented from time to time, the “Merger Agreement”), dated April 22, 2025, by and among the Pledgor 2, Voyager, and the other parties thereto, pursuant to which, among other things, (i) Voyager will merge with and into Veraxa Cayman Merger Sub, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Merger Sub”), with Merger Sub surviving such merger and (ii) the Pledgor 1 will merge with and into the Pledgor 2, with the Pledgor 2 surviving such merger as a publicly traded company (collectively, the “deSPAC Transaction”).

(C)	The Pledged Company has a stated share capital (Stammkapital) in the nominal amount of EUR 117,143 which consists of one hundred seventeen thousand one hundred forty-three shares with the consecutive numbers 1 through 117,143 and each with a nominal amount of EUR 1.00 (the “Pledged Company Existing Shares”). The Pledgor 1 is the sole legal and beneficial owner of the Pledged Company Existing Shares. A copy of the current shareholders’ list (Gesellschafterliste) of the Pledged Company as filed with the commercial register and setting out the nominal amount of each share is attached hereto as Schedule 1 (Existing Shares) for information purposes.

(D)	It is a condition under the Securities Purchase Agreement that the Pledgors entered into certain security agreements, including the pledge of their rights and claims relating to their Shares (as defined below) to the Collateral Agent as security for its respective claims against the Pledgor 2 under and in connection with the Notes.

IT IS AGREED as follows:

1.	Definitions and Interpretation

1.1	In this Agreement:

“Ancillary Rights” means all present and future rights to receive dividends and other distributions paid or payable on the Shares (as defined below), liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) and/or withdrawal (Austritt) of each Pledgor as shareholder of the Pledged Company, the surplus in case of surrender (Preisgabe), all present and future monetary claims of each Pledgor against the Pledged Company arising under or in connection with any existing or future domination and/or profit transfer agreement (Beherrschungs- und/oder Gewinnabführungsvertrag) or partial profit transfer agreement (Teilgewinnabführungsvertrag), and all other monetary claims and all other property rights pertaining to the Shares, including without limitation any subscription rights in respect of newly issued shares.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in New York City.

“Existing Shares” means the shares in the Pledged Company set forth in Schedule 1 (Existing Shares) hereto, and all other shares in the Pledged Company owned by each Pledgor at the date hereof, if any.

“Future Shares” means all shares in the Pledged Company which each Pledgor may acquire in the future in the event of an increase of the share capital of the Pledged Company or otherwise.

“Holders” means the Initial Holders and each future holder of any of the Notes.

“Notes Documents” means the Securities Purchase Agreement, the Notes, the security documents related to the Securities Purchase Agreement and the Notes, and each of the other agreements and instruments entered into or delivered by any of the Parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organisation, any other entity and any governmental entity or any department or agency thereof.

“Parties” means the parties to this Agreement.

“Pledges” means the pledges created pursuant to Clause 2.1 (Pledge of Shares and Ancillary Rights).

“Secured Claims” means all present, future actual and/or contingent claims (Ansprüche) of whatever nature of the Collateral Agent against any or all of the Pledgors under or in connection with the Notes Documents (as amended, supplemented or restated from time to time and including, without limitation, any increase of existing or introduction of new payment obligations or extension of term) including, without limitation, claims of the Collateral Agent under any guarantee, abstract acknowledgement of debt (abstraktes Schuldanerkenntnis) or other form of parallel debt and any claims based on unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt).

“Security” means a mortgage, land charge, pledge, lien, assignment or transfer for security purposes, retention of title arrangement or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Shares” means the Existing Shares and the Future Shares.

1.2	Any reference in this Agreement to a defined document is a reference to that defined document as amended (however fundamentally), supplemented, novated, restated or superseded from time to time.

1.3	A reference to any person in this Agreement includes such person’s successors, transferees and assignees.

1.4	The stipulations of this Agreement remain unaffected by any diverging stipulations in any other Notes Document.

1.5	Where the context so permits, the singular includes the plural and vice versa.

1.6	“Promptly” means without undue delay (unverzüglich) within the meaning of Section 121 para. 1 German Civil Code.

1.7	This Agreement is made in the English language. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail throughout this Agreement.

2.	Pledge

2.1	Pledge of Shares and Ancillary Rights

The Pledgor 1 hereby pledges the Shares and the Ancillary Rights to the Collateral Agent individually and simultaneously.

2.2	Pledge of Future Shares and Ancillary Rights

The Pledgor 2 hereby pledges the Future Shares and the Ancillary Rights to the Collateral Agent individually and simultaneously.

2.3	Acceptance

(a)	The Collateral Agent hereby accepts the Pledges created pursuant to Clause 2.1 (Pledge of Shares and Ancillary Rights).

(b)	The Collateral Agent hereby accepts the Pledges created pursuant to Clause 2.2 (Pledge of Future Shares and Ancillary Rights).

2.4	Independent Pledges

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges. The Pledges to the Collateral Agent shall be separate and individual pledges.

3.	Security purpose

The Pledges granted to the Collateral Agent are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims of the Collateral Agent. The Pledges shall also cover any future extension (Erweiterung) of the Secured Claims and the Pledgors herewith expressly agree that the provisions of Section 1210 para. 1 sentence 2 German Civil Code shall not apply to this Agreement.

4.	Dividends

4.1	Entitlement to receive dividend payments

Notwithstanding that the dividends and other distributions paid or payable on the Shares are pledged hereunder, the Pledgors shall be entitled to receive and retain all dividend payments and other distributions in respect of the Shares subject to Clause 4.2 (Collateral Agent’s rights) below.

4.2	Collateral Agent’s rights

Notwithstanding Clause 4.1 (Entitlement to receive dividend payments) above, upon revocation of the authorisation granted under such clause by the Collateral Agent following fulfilment of the requirements relating to enforcement of the Pledges (Pfandreife) set out in Clause 8.1:

(a)	dividends and profit shares paid or payable otherwise than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends and profit shares or other distributions paid or payable in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed in redemption of, or in exchange for the Shares,

shall be paid to and, if not available in cash, transferred, assigned and delivered to the Collateral Agent to be held as Security and shall, if received by the Pledgors, be received as holder for the Collateral Agent and segregated from the other property or funds of the Pledgors and be forthwith delivered to the Collateral Agent as Security in the same form as received.

5.	voting rights

5.1	Voting rights with each Pledgor

The voting rights resulting from the Shares remain with each Pledgor. Each Pledgor, however, shall at all times until the full satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the validity and enforceability of the Pledges granted by it are not in any way adversely affected.

5.2	Impairment

The Pledgors shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Collateral Agent or the security purpose as described in Clause 3 (Security purpose) hereof or which would defeat, impair or circumvent the rights of the Collateral Agent hereunder in each case in any material respect.

5.3	Information by the Pledgors

The Pledgors shall notify the Collateral Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could reasonably be expected to have a material adverse effect upon the Pledges granted by them. The Pledgors shall then allow the Collateral Agent, as the case may be, its proxy or any other person designated by the Collateral Agent to attend such shareholders’ meeting of the Pledged Company and take such action as is necessary to cause the Pledged Company to allow such person to attend. The Collateral Agent’s right to attend the shareholders’ meeting shall terminate immediately upon complete satisfaction and discharge of the Secured Claims.

6.	Representations and warranties

Each Pledgor represents and warrants to the Collateral Agent that:

(a)	it is duly incorporated, validly existing, and neither unable to pay its debts as and when they fall due (zahlungsunfähig), nor over-indebted (überschuldet) or subject to imminent illiquidity (drohende Zahlungsunfähigkeit) (all within the meaning of sections 17 to 19, inclusive, German Insolvency Act (Insolvenzordnung)) nor subject to any insolvency proceedings (Insolvenzverfahren) or any other similar proceedings under any other applicable jurisdiction and that no petition for the commencement of insolvency proceedings has been filed against it;

(b)	it has obtained all necessary authorisations (including all corporate power and resolutions, such as shareholders’ resolution and/or a management board resolution approving the terms of this Agreement, each if necessary) to enter into and perform the obligations under this Agreement;

(c)	the place from which the Pledged Company is in fact administered and where all material managerial decisions are taken (tatsächlicher Verwaltungssitz) is located in the Federal Republic of Germany;

(d)	the description of the Existing Shares in Schedule 1 (Existing Shares) is complete, true and correct;

(e)	Pledgor 1 is the sole legal and beneficial (wirtschaftlicher) owner of all the Existing Shares pledged by it and is correctly registered as shareholder in the shareholders’ list as filed with the competent commercial register and except for the Pledges, the Existing Shares pledged by it are free from any right, claim, title, interest, pledge, lien or other encumbrance or charge of third parties;

(f)	the Existing Shares as listed in Schedule 1 (Existing Shares) are its only shares in the Pledged Company at the date hereof and no resolutions have been adopted by the shareholders to increase the capital or make additional contributions to the capital of the Pledged Company;

(g)	subject to lit. (b) above, it is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares purported to be pledged by it or with regard to the right to receive dividends or profit shares on the Existing Shares pledged by it;

(h)	the Existing Shares pledged by it are fully paid and there is no obligation for a shareholder to make additional contributions;

(i)	the Pledges are first ranking pledges over the Existing Shares and the Ancillary Rights pertaining thereto;

(j)	all facts capable of being entered into the commercial register of the Pledged Company have been entered into the commercial register, and, in particular, no shareholders’ resolutions regarding changes in the articles of association of the Pledged Company have been passed which are not entered into the commercial register of the Pledged Company;

(k)	there are no silent partnership agreements or similar arrangements by which any third parties are entitled to a participation in the profits or revenue of the Pledged Company in respect of which it has granted a pledge; and

(l)	there are no option rights or other rights outstanding nor is there any other agreement by virtue of which any person is entitled to have issued or transferred to it any share, option, warrant or other interest of whatever nature in the Pledged Company.

7.	Undertakings of Each Pledgor

Each Pledgor undertakes to the Collateral Agent:

(a)	to inform the Collateral Agent promptly of any attachments (Pfändung) in respect of any of the Shares or Ancillary Rights or any other events, circumstances or measures which may impair or jeopardise the Collateral Agent’s rights or interests relating thereto. In the event of an attachment, each Pledgor undertakes to promptly forward to the Collateral Agent a copy of the attachment order (Pfändungsbeschluss), the garnishee order (Überweisungsbeschluss) and all other documents necessary for a defence against the attachment. Each Pledgor shall promptly inform the attaching creditor of the Collateral Agent’s security interests hereunder;

(b)	at the Collateral Agent’s reasonable request and upon reasonable notice being given to each Pledgor, to furnish to the Collateral Agent such information concerning the Shares and the Ancillary Rights as is available to each Pledgor, to permit the Collateral Agent, any of its affiliates and/or accountants or other professional advisers of the Collateral Agent (provided that such affiliate, accountant or other professional advisor is subject to a professional obligation of secrecy (berufliche Schweigepflicht) or banking secrecy (Bankgeheimnis) or secrecy under any applicable confidentiality agreement) to inspect, audit and make copies of and extracts from all records and all other papers in the possession of each Pledgor which pertain to the Shares and Ancillary Rights at all reasonable times during normal business hours and, upon the reasonable request of the Collateral Agent, to deliver to the Collateral Agent copies of all such records and papers;

(c)	without the Collateral Agent’s prior written consent,

(i)	other than as permitted pursuant to the Securities Purchase Agreement, not to sell or encumber or otherwise dispose of the Shares or the Ancillary Rights pledged by it (and, in case of a permitted sale and/or transfer of Shares or Ancillary Rights, to procure that the buyer will accede to this Agreement as a pledgor);

(ii)	not to allow any party other than itself to subscribe for any newly issued share in the Pledged Company;

(d)	to ensure compliance with the obligations in respect of the completeness and correctness of the list of shareholders pursuant to Section 40 Limited Liability Companies Act (GmbHG);

(e)	to promptly notify the Collateral Agent of any change in the shareholding in, or the capital contributions to, the Pledged Company or of any change in the articles of association or the registration of the Pledged Company in the commercial register, in each case in a way which may adversely affect (i) the possibility to transfer, pledge or otherwise dispose of the Shares or Ancillary Rights pledged hereunder or (ii) the validity or enforceability of the Pledges granted hereunder;

(f)	to effect promptly any payments to be made to the Pledged Company (in respect of which it has granted a Pledge) in respect of the Shares and Ancillary Rights;

(g)	to execute such further documents and do such other acts as are reasonably necessary in order to fully effect the purposes of this Agreement at the Collateral Agent’s request;

(h)	that all Future Shares pledged by them will be fully paid up and that there will be no obligation for a shareholder to make additional contributions; and

(i)	to ensure that at all times the Collateral Agent holds a valid and first ranking pledge over 100% of the Shares in the Pledged Company (and in the case of a merger an equivalent security interest over the shares and interests in the surviving or, as the case may be, the new company or partnership) in accordance with the terms of this Agreement.

8.	Enforcement

8.1	Enforcement right

If and when the requirements set forth in Sections 1273 para. 2, 1204 et seq. German Civil Code with regard to the enforcement of pledges are met (Pfandreife), the Collateral Agent may realise the Pledges (or any part thereof) by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases and notwithstanding Section 1277 German Civil Code without obtaining any enforceable judgment or other instrument (vollstreckbarer Titel).

8.2	Notification and auction

(a)	The Collateral Agent shall give each Pledgor one (1) week’s prior written notice of its intention to realise the security interests granted by such Pledgor hereunder. However, such notice is not necessary if such Pledgor has ceased to make payments, if an application for the institution of insolvency proceedings or similar proceedings is filed by or against such Pledgor, if there is reason to believe that observance of the notice period will materially and adversely affect the security interest of the Collateral Agent or if otherwise inappropriate (untunlich) in the meaning of Section 1234 para. 1 German Civil Code.

(b)	The public auction may be held at any place in the Federal Republic of Germany which will be determined by the Collateral Agent. Section 1237 sentence 2 German Civil Code shall not apply.

(c)	No further notices are required to initiate the enforcement of the Pledges.

8.3	Collateral Agent’s discretions

The Collateral Agent may in its sole discretion determine which part of the Pledges shall be realised to satisfy the Secured Claims. Section 1230 sentence 2 German Civil Code shall not apply.

8.4	Assistance by Pledgors

If the Collateral Agent seeks to realise the Pledges pursuant to, and in accordance with Clause 8.1 (Enforcement right), the Pledgors shall, at their own expense, render forthwith all assistance reasonably necessary in order to facilitate the prompt sale of the Shares, any part thereof, the prompt enforcement and realisation of the Ancillary Rights and/or the exercise by the Collateral Agent of any other right the Collateral Agent may have under German law.

8.5	Dividends

Provided that the requirements for a realisation referred to under Clause 8.1 (Enforcement right) above are met, all dividends and other payments, if any, which have been or will be made to the Collateral Agent and, as the case may be, all payments based on similar ancillary rights attributed to the Shares may be applied by the Collateral Agent in satisfaction in whole or in part of the Secured Claims.

9.	Independent and continuing security

This Agreement shall create an independent and continuing security interest and no change or amendment whatsoever in any Notes Document or in any document or agreement related to it, nor (in deviation from Section 418 German Civil Code) any assumption of debt (Schuldübernahme) in relation to the Secured Claims, shall affect the validity or the scope of this Agreement or the obligations which are imposed on the Pledgors pursuant to it.

10.	Release (Sicherheitenfreigabe)

10.1	Satisfaction of Secured Claims

After the Secured Claims have been satisfied in full, the Pledges will expire by operation of law. Upon request of the Pledgors, the Collateral Agent will confirm the expiration of the Pledges to the Pledgors as a matter of record and, in case of realisation pursuant to Clause 8 (Enforcement) hereof, surrender to the Pledgors any excess proceeds arising from the realisation of the Shares and the Ancillary Rights at the cost and expense of the Pledgors, unless the Collateral Agent is obliged to transfer such proceeds to a third party.

10.2	Excessive collateral

If, at any time, the total value of the security interests created under the Notes Documents and realisable on enforcement (the “Realisable Value”) exceeds 110 % of the Secured Claims (the “Limit”) not only temporarily, the Collateral Agent shall on demand of each Pledgor release such Security (Sicherheitenfreigabe) as the Collateral Agent (reasonably taking into account the legitimate interests of each Pledgor) deems fit so as to reduce the Realisable Value to the Limit. If VAT (Umsatzsteuer) is chargeable on any action taken by the Collateral Agent in enforcing the Security, the Limit shall be increased by the amount of VAT payable by the Collateral Agent.

11.	Waiver of defences

(a)	The Pledgors hereby expressly waive all defences pursuant to Sections 770 paras. 1 and 2, 1211, 1273 German Civil Code; in case of the defence of set-off (Einrede der Aufrechenbarkeit) save to the extent that each Pledgor is in a position to discharge its Secured Claims by way of set-off of claims that are either undisputed or have been the subject of a final court judgment against claims of the Collateral Agent.

(b)	With effect from an enforcement of the Pledges (or any Pledge) granted under this Agreement, each Pledgor hereby irrevocably waives any rights which may pass to it by subrogation (e.g. pursuant to Section 1225 German Civil Code) or otherwise, including, but not limited to, any claim for recourse, damage or other reimbursement claim against the Pledged Company. The Pledged Company hereby accepts such waiver.

12.	Liability and Indemnity

12.1	Liability for damages

The Collateral Agent shall not be liable for any loss or damage suffered by the Pledgors save in respect of such loss or damage which is suffered as a result of the gross negligence or wilful misconduct of the Collateral Agent.

12.2	Indemnification

The Pledgors will indemnify the Collateral Agent and keep the Collateral Agent indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Collateral Agent as a result of any breach of the Pledgors of any of their obligations or undertakings herein contained unless incurred by or made against the Collateral Agent as a result of the gross negligence or wilful misconduct of the Collateral Agent.

13.	Costs and expenses

(a)	The Pledgors shall promptly on demand pay (or procure payment) to the Collateral Agent the full amount of all costs, charges, fees and expenses (including fees for legal advisers) payable pursuant to Section 670 German Civil Code.

(b)	Furthermore, they shall promptly on demand pay (or procure payment) to the Collateral Agent the full amount of all reasonably documented costs, charges, fees and expenses (including fees for legal advisers)

(i)	reasonably incurred by it in connection with the preparation, negotiation, execution, notarisation and performance of this Agreement; and

(ii)	incurred by it in connection with the enforcement of this Agreement, or any waiver in relation thereto,

together in each case with any applicable value added tax or other taxes.

14.	Assignment

This Agreement shall be binding upon the Parties and their respective successors in law. If and when the Pledges have been transferred to a third party by operation of law due to a transfer of the Secured Claims in accordance with the Notes Documents, the Collateral Agent shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties in accordance with the provisions of the Securities Purchase Agreement, provided that the assignee accepts to be bound by the terms of this Agreement. The Pledgors shall not be entitled to transfer their rights to any third party without the prior written consent of the Collateral Agent.

15.	Partial invalidity

If any provision of this Agreement should be or become invalid or unenforceable in whole or in part, this shall not affect the validity or enforceability of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by such valid and enforceable provision or agreement which best meets the intended purpose of the provision required to be replaced. The same shall apply in the event that this Agreement does not contain a provision which it needs to contain in order to achieve the intended economic purpose as expressed herein.

16.	Amendments

Unless notarial form is required by mandatory law, changes and amendments to this Agreement (including to this Clause 16) must be made in writing.

17.	Waivers

No failure or delay by the Collateral Agent in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy. The Notes Documents shall not limit or exclude any statutory legal remedies.

18.	Notices and their language

18.1	Contact details

Any notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered personally, or sent by mail, e-mail, or fax transmission to the following addresses:

For Pledgor 1:	Veraxa Biotech AG
Address:	Talacker 35, 8001 Zurich, Switzerland
Email:	oliver.baumann@xlifesciences.ch
Attention:	Oliver B. Baumann

For Pledgor 2:	Veraxa Biotech Holding AG
Address:	Talacker 35, 8001 Zurich, Switzerland
Email:	oliver.baumann@xlifesciences.ch
Attention:	Oliver B. Baumann

For the Collateral Agent:	HBC Collateral Agent LLC
Address:	c/o Hudson Bay Capital Management LP
290 Harbor Drive, 3rd Floor
Stamford, CT 06902
USA
Attention:	Eric Helenek
Email:	notices@hightrailcap.com
hbc.pc.am@hudsonbaycapital

For Pledged Company:	Veraxa Biotech GmbH
Address:	Im Neuenheimer Feld 584, 69120 Heidelberg, Germany
Email:	antz@veraxa.com
Attention:	Christoph Antz

or to such other address as the recipient may notify or may have notified to the other party in writing.

18.2	English language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Collateral Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

19.	Governing law; jurisdiction

(a)	This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with German law.

(b)	The courts of Frankfurt am Main shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (each a “Dispute”).

(c)	Sub-paragraph (b) is for the benefit of the Collateral Agent only. As a result, the Collateral Agent shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.

SCHEDULE 1
Existing Shares

Pledgor	Numbers of shares	Nominal amount of Existing Shares in Euro	Percent of share capital
VERAXA Biotech AG	1 – 117,143	117,143	100%

Signatures

PLEDGORS

Veraxa Biotech AG

Signature:	Signature:

Name:	Name:
Title:	Title:

Veraxa Biotech Holding AG

Signature:	Signature:

Name:	Name:
Title:	Title:

PLEDGED COMPANY

VERAXA Biotech GmbH

Signature:	Signature:

Name:	Name:
Title:	Title:

(Signature Page to Share Pledge Agreement)

COLLATERAL AGENT

HBC Collateral Agent LLC

Signature:

Name:
Title:

(Signature Page to Share Pledge Agreement)